oFCF STKPA

                          SUPPLEMENT DATED MAY 1, 1998
                              TO THE PROSPECTUS OF
                 FRANKLIN CUSTODIAN FUNDS, INC. - ADVISOR CLASS
                             DATED FEBRUARY 1, 1998

The prospectus is amended as follows:

I. The section "Management Team - Income Series" found under "Who Manages the Fund?" is revised to add Frederick G. Fromm to the management team, effective January 1998, and to add the following:

 Frederick G. Fromm
 Portfolio Manager of Advisers

Mr. Fromm holds a Bachelor of Arts degree in Business Economics from the University of California, Santa Barbara. He has been with the Franklin Templeton Group since 1992.